Phunware Announces Second Quarter 2020 Financial Results

AUSTIN, TX, August 14, 2020 (ORIGINAL: BUSINESS WIRE) – Phunware, Inc. (NASDAQ: PHUN) (the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for its second quarter ended June 30, 2020, and provided an update on recent business developments.

“Independent of the ongoing pandemic, we continue executing our operational model and business strategy to become the premier digital transformation source for mobile initiatives worldwide,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. ”Our latest quarter closed with nearly $10 million in Backlog and Deferred Revenue for our Multiscreen-as-a-Service (MaaS) platform, while most of our corporate customers remained in either a lockdown or remote, work-from-home operational status. While we do not expect our customers or partners to be back to normal operations until a COVID-19 vaccine becomes widely available, we are already seeing much more business activity with each passing week and month and believe that there is a lot of pent up demand tied to pending MaaS bookings that will be released throughout the balance of the year.”
Notably, the Company expects an acceleration of Net Revenues total for both the coming quarter and the balance of the year sequentially, and also believes that the most recent quarter represents a quarterly, annual and historic bottom for its revenue recognition as a public company.
Second Quarter 2020 Summary Financial Highlights
–Net Revenues for the quarter totaled $2.2 million
–Platform Subscriptions and Services Revenues were $2.0 million
–Gross Margin was 65.3%
–Net Loss was ($3.5) million
–Net Loss per Share was ($0.08)
–Non-GAAP Adjusted EBITDA Loss was ($1.8) million

“As we manage through the uncertainty of the ongoing pandemic, we are encouraged that we have been able to position ourselves for success in the future by strengthening our balance sheet and lowering our operational expenses,” said Matt Aune, CFO of Phunware. “In addition to our efforts reducing operational expense, we are pleased to see an improvement of nearly 1,500 basis points to year-over-year gross margin as we continue to focus on our higher margin longer term software customers.”

Recent Business Highlights and Announcements

•Notable Strategic Announcements:
•Refinanced Senior Convertible Note
•Phunware to Present at Canaccord Genuity’s Annual Growth Conference

•Notable Customer Wins:
•Launched Next Generation Mobile Healthcare Solution at Parkview Health
•Launched Mobile Hospitality Solution at Atlantis Paradise Island The Bahamas
•Announced Strategic Relationship with American Made Media Consultants for the Trump-Pence 2020 Reelection Campaign’s Mobile Application Portfolio
•Announced Location Based Services Deployment at Baptist Health South Florida Through Presidio Channel Relationship
•Deployed Smart City Mobile Solution for City of Pasadena to Improve Citizen Engagement and Emergency Management

•Notable Partner Announcements:
•Announced Cisco Meraki Added Phunware COVID-19 Mobile Solutions to Meraki Marketplace
•Added HID Mobile Access Integration for MaaS Platform Deployments
•Announced Partnership Agreement with SALTO to Provide Customers a Comprehensive Mobile Experience
•Partnered with Sirius to Transform Medical Care through Mobile Experiences
•Announced Joint Venture with AnyPlace MD to Provide an End-to-End, Tech-Enabled Solution to COVID-19

•Announced Co-Sell Partnership with Tech Data to Provide its Channel Partners and Customers Mobile Solutions for Digital Transformation

•Notable Product Updates:
•Executed Agreement with Humm Systems to Improve User Feedback and Real-Time Intervention on Mobile
•Launched RAPID - A Mobile Application Solution for Small and Midsize Businesses
•Received TRUSTe Data Collection Certification from TrustArc
•Tech-Enabled a Safer Return to Higher Education Institutions with Smart Campus Solution
•Announced Issuance of United States Patent Covering Enterprise Branded Application Frameworks for Mobile and Other Environments
•Enabled Safer Gatherings with New “Healthy Spaces” Mobile App

Transcript Information
A transcript will be made available today at 1:30pm Pacific / 3:30pm Central / 4:30pm Eastern discussing the Company’s financial results, product announcements and business highlights. The transcript will be accessible on the Phunware Investor Relations website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.
By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information
Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.
About Phunware, Inc.
Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Financial Results
Phunware, Inc.
Consolidated Balance Sheets
(In thousands, except per share information)

	June 30, 2020	December 31, 2019
	(Unaudited)
Assets
Current assets:
Cash	$154	$276
Accounts receivable, net of allowance for doubtful accounts of $3,190 and $3,179 at June 30, 2020 and December 31, 2019, respectively	928	1,671
Prepaid expenses and other current assets	560	368
Total current assets	1,642	2,315

Property and equipment, net	15	24
Goodwill	25,781	25,857
Intangible assets, net	175	253
Deferred tax asset – long term	241	241
Restricted cash	91	86
Other assets	276	276
Total assets	$28,221	$29,052

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,737	$10,159
Accrued expenses	4,415	4,035
Deferred revenue	2,980	3,360
PhunCoin deposits	1,202	1,202
Factored receivables payable	363	1,077
Current maturities of long-term debt, net	1,333	—
Total current liabilities	20,030	19,833

Long-term debt	3,810	910
Long-term debt - related party	555	195
Deferred tax liability	241	241
Deferred revenue	2,876	3,764
Deferred rent	195	83
Total liabilities	27,707	25,026

Commitments and contingencies

Stockholders’ equity
Common stock, $0.0001 par value	4	4
Additional paid in capital	132,045	128,008
Accumulated other comprehensive loss	(457)	(382)
Accumulated deficit	(131,078)	(123,604)
Total stockholders’ equity	514	4,026
Total liabilities and stockholders’ equity	$28,221	$29,052

Phunware, Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share information)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net revenues	$2,213	$5,510	$4,853	$10,825
Cost of revenues (1)	768	2,722	1,859	5,339
Gross profit	1,445	2,788	2,994	5,486

Operating expenses:
Sales and marketing (1)	277	665	882	1,389
General and administrative (1)	3,760	3,970	7,705	7,945
Research and development (1)	378	1,077	1,239	2,386
Total operating expenses	4,415	5,712	9,826	11,720
Operating loss	(2,970)	(2,924)	(6,832)	(6,234)

Other income (expense):
Interest expense	(460)	(151)	(561)	(339)
Loss on extinguishment of debt	(81)	—	(81)	—
Other income	—	13	—	17
Total other expense	(541)	(138)	(642)	(322)
Loss before taxes	(3,511)	(3,062)	(7,474)	(6,556)
Income tax expense	—	(5)	—	(5)
Net loss	(3,511)	(3,067)	(7,474)	(6,561)
Other comprehensive loss:
Cumulative translation adjustment	(3)	(30)	(75)	(3)
Comprehensive loss	$(3,514)	$(3,097)	$(7,549)	$(6,564)

Net loss per common share, basic and diluted	$(0.08)	$(0.08)	$(0.18)	$(0.19)

Weighted-average common shares used to compute net loss per share, basic and diluted	41,869	38,810	40,982	34,537

(1) Includes stock-based compensation as follows:
Cost of revenues	$62	$24	$113	$38
Sales and marketing	22	9	29	(16)
General and administrative	1,039	349	1,638	372
Research and development	(8)	34	(30)	33
Total stock-based compensation	$1,115	$416	$1,750	$427

Phunware, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2020	2019
Operating activities
Net loss	$(7,474)	$(6,561)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9	30
Amortization of acquired intangibles	78	143
Amortization of debt discount and deferred financing costs	227	—
Loss on sale of digital currencies	—	4
Loss on extinguishment of debt	81	—
Non-cash interest expense	55	—
Bad debt (recovery) expense	(63)	132
Stock-based compensation	1,750	427
Changes in operating assets and liabilities:
Accounts receivable	815	(71)
Prepaid expenses and other assets	(193)	(99)
Accounts payable	356	(807)
Accrued expenses	877	330
Deferred revenue	(1,268)	606
Net cash used in operating activities	(4,750)	(5,866)

Investing activities
Proceeds received from sale of digital currencies	—	88
Net cash provided by investing activities	—	88

Financing activities
Proceeds from borrowings, net of issuance costs	5,436	250
Proceeds from related party bridge loans	560	—
Payments on senior convertible note	(455)	—
Payments on related party notes	(200)	—
Net repayments on factoring agreement	(714)	(659)
Proceeds from PhunCoin deposits	—	191
Proceeds from warrant exercises	—	6,092
Proceeds from exercise of options to purchase common stock	85	52
Series A convertible preferred stock redemptions and dividend payments	—	(6,240)
Net cash provided by (used in) financing activities	4,712	(314)

Effect of exchange rate on cash and restricted cash	(79)	(4)
Net increase (decrease) in cash and restricted cash	(117)	(6,096)
Cash and restricted cash at the beginning of the period	362	6,344
Cash and restricted cash at the end of the period	$245	$248

Supplemental disclosure of cash flow information:
Interest paid	$328	$361
Income taxes paid	$—	$—
Supplemental disclosures of non-cash financing activities:
Issuance of common stock for payment of legal, earned bonus and board of director fees	$1,014	$—
Issuance of common stock upon partial conversions of Senior Convertible Note	$2,266	$—
Reacquisition of equity component of Senior Convertible Note	$(1,299)	$—
Equity classified cash conversion feature of Senior Convertible Note	$219	$—

Non-GAAP Financial Measures and Reconciliation

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). It is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss), as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Adjusted EBITDA does not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations to Adjusted EBITDA by relying primarily on its GAAP results and using Adjusted EBITDA only for supplemental purposes. Adjusted EBITDA includes adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Phunware, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

Net loss	$(3,511)	$(3,067)	$(7,474)	$(6,561)
Add back: Depreciation and amortization	38	84	88	175
Add back: Interest expense	460	151	561	339
Add back: Income tax expense	—	5	—	5
EBITDA	(3,013)	(2,827)	(6,825)	(6,042)
Add Back: Stock-based compensation	1,115	416	1,750	427
Add Back: Loss on extinguishment of debt	81	—	81	—
Adjusted EBITDA	$(1,817)	$(2,411)	$(4,994)	$(5,615)

Phunware, Inc.
Supplemental Information
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

Net Revenues
Platform subscriptions and services	$2,023	$5,092	$4,414	$9,913
Application transaction	190	418	439	912
Net revenues	$2,213	$5,510	$4,853	$10,825
Platform subscriptions and services as a percentage of net revenues	91.4%	92.4%	91.0%	91.6%
Application transactions as a percentage of net revenues	8.6%	7.6%	9.0%	8.4%

PR & Media Inquiries:
Lauren Beaubien
lbeaubien@phunware.com
T: (512) 522-9568

Investor Relations:
Brendhan Botkin
bbotkin@phunware.com
T: (512) 394-6837